CONSENT AND WAIVER

     This Consent and Waiver, dated as of June 19, 2000 (this "Consent"), relating to the Credit Agreement referenced below is entered into by and among Policy Management Systems Corporation, a South Carolina corporation (the "Borrower"), the Subsidiaries of the Borrower parties hereto (the "Guarantors"), the financial institutions parties hereto (collectively, the "Banks"; individually, a "Bank") and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Agent (the "Agent").

                                    RECITALS
                                    --------

     The Borrower, the Agent, the Guarantors and the Banks are parties to a Credit Agreement dated as of August 8, 1997, as amended by a First Amendment to Credit Agreement dated as of November 5, 1999, a Second Amendment to Credit Agreement dated as of February 10, 2000, a Third Amendment to Credit Agreement dated as of March 30, 2000 and a Fourth Amendment to Credit Agreement dated as of April 24, 2000 (the "Credit Agreement") pursuant to which the Banks extended a revolving facility. Capitalized terms used and not otherwise defined in this Consent shall have the meanings respectively assigned to them in the Credit Agreement.

     The Borrower has requested that the Banks provide a consent and waiver under the Credit Agreement and the Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT
                                    ---------

     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

     1. We understand that the Borrower intends to incur indebtedness, which will be subordinate to all indebtedness owing under the Credit Agreement and the Term Loan, in an aggregate principal amount of up to $24,000,000 (the "Subordinated Loan") and to use the proceeds of such Subordinated Loan to pay the fee (together with related expenses of both Politic Acquistion Corp. and Welsh Carson Anderson & Stowe VIII) to Welsh Carson Anderson & Stowe, L.P. or Politic Acquisition Corp. (or its designated beneficiary) as required under the Amended and Restated Agreement and Plan of Merger between Politic Acquisition Corp. and the Borrower (such fee hereinafter referred to as, the "Break-up Fee"). Section 2.11(c) of the Credit Agreement requires that the Borrower apply 100% of the net cash proceeds of any issuance of debt securities for cash to prepay the Term Loan. As the payment of the Break-up Fee with the proceeds of the Subordinated Loan by the Borrower would otherwise violate the provisions of
Section 2.11(c), the Banks, effective as of the date hereof, hereby (a) consent to payment by the Borrower of the Break-up Fee with the proceeds of the Subordinated Loan, and (b) grant a limited one-time waiver of any Default or Event of Default that would otherwise arise pursuant to Section 2.11(c), provided that the Subordinated Loan shall be subordinated to the indebtedness
--------
owing under the Credit Agreement and the Term Loan on terms and conditions and pursuant to documentation satisfactory in all respects to the Agent.

     2. The Borrower and the Guarantors hereby represent and warrant to the Agent and Banks that (i) after giving effect to this Consent, no Default or Event of Default has occurred and is continuing; (ii) after giving effect to this Consent, the representations and warranties of the Borrower and the Guarantors pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date; and (iii) the making and performance by the Borrower and the Guarantors of this Consent have been duly authorized by all necessary corporate action.

3. This Consent may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

     4. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as modified by this Consent.

     5. This Consent shall be governed by and construed in accordance with the laws of the State of New York.

6. The parties hereto agree that Policy Management Systems Investments, Inc. shall execute this Consent by or on June 28, 2000 and the failure by them to so execute this Consent by such date shall be an Event of Default under the Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Consent as of the date first written.

BORROWER:     POLICY  MANAGEMENT  SYSTEMS
--------
              CORPORATION


              By:/S/  Stephen  G.  Morrison
                 --------------------------
              Title:  Exec.  Vice  President,  General  Counsel
                      -----------------------------------------
                      and  Secretary
                      --------------


GUARANTORS:   MYND  CORPORATION  F/K/A  CYBERTEK
----------
              CORPORATION
              MYND  INTERNATIONAL,  LTD.
              MYND  PARTNERS,  L.P.  F/K/A  CYBERTEK
                   SOLUTIONS,  L.P.
                   By:  POLICY  MANAGEMENT
                   SYSTEMS  CORPORATION,  its  General
                   Partner
              MYND  CORPORATION  F/K/A  DORN
                   TECHNOLOGY  GROUP,  INC.
              MYND  CORPORATION  F/K/A  THE  LEVERAGE
                   GROUP,  INC.
              SOFTWARE  SERVICES  HOLDING,  INC.



              By:/S/  Stephen  G.  Morrison
                 --------------------------
              Title:  Exec.  Vice  President,  General  Counsel
                      -----------------------------------------
                      and  Secretary
                      --------------

------

              POLICY  MANAGEMENT  SYSTEMS
                   INVESTMENTS,  INC.

              By:  /S/  Elizabeth  D.  Powers
                   --------------------------
              Title:  President
                      ---------

BANKS:        BANK  OF  AMERICA,  N.A.
-----


              By:/S/  Michael  J.  McKenney
                 --------------------------
              Title:   Managing  Director
                     --------------------



              WACHOVIA  BANK,  N.A.

              By:/S/Donald  E.  Sellers,  Jr.
                 ----------------------------
              Title:  Vice  President
                     ----------------



              FIRST  UNION  NATIONAL  BANK

              By:/S/Franklin  M.  Wesssinger
                 ---------------------------
              Title:  Senior  Vice  President
                      -----------------------


              DEUTSCHE  BANK  AG,  NEW  YORK
              BRANCH  AND/OR  CAYMAN  ISLANDS
              BRANCH


              By:  /S/  S.  O'Connor
                 -------------------
              Title:  Director
                      --------


              By:  /S/  Sheryl  S.  Paynter
                 --------------------------
              Title:  Vice  President
                    -----------------


              DAI-ICHI  KANGYO  BANK,  LTD.


              By:  /S/  Nelson  Y.  Chang
              ---------------------------
              Title:  Assistant  Vice  President
              ----------------------------------


              THE  FUJI  BANK,  LIMITED


              By:  /S/  Raymond  Ventura
                 -----------------------
              Title:  Vice  President  &  Manager
                    -----------------------------

57